UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 20, 2010, TD Ameritrade Holding Corporation (“TD Ameritrade”) entered into a letter agreement with Barclays Bank PLC to effect a structured repurchase of up to 12 million shares of TD Ameritrade’s common stock, which was filed in redacted form pursuant to a grant of confidential treatment as Exhibit 10.44 to TD Ameritrade’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010. TD Ameritrade is filing the unredacted letter agreement (except for account and contact information, such as names and phone numbers) as Exhibit 10.1 hereto because the confidential treatment accorded to it has ended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter agreement between TD Ameritrade Holding Corporation and Barclays Capital Inc., acting as agent for Barclays Bank PLC, dated August 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: June 1, 2012	By:	/s/ William J. Gerber
Name: William J. Gerber Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter agreement between TD Ameritrade Holding Corporation and Barclays Capital Inc., acting as agent for Barclays Bank PLC, dated August 20, 2010

4